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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         June 24, 2002
                                                --------------------------------



                         Retractable Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Texas                       000-30885                  75-2599762
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(State or Other Jurisdiction         (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)



511 Lobo Lane, Little Elm, Texas                                      75068-0009
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants effective as of June 24, 2002, upon the recommendation of the Audit Committee and the approval of the Board of Directors.

         PWC served as the Company's independent accountants for the fiscal years ended December 31, 2001, and 2000. PWC's reports on the Company's financial statements for each of the years ended December 31, 2001, and December 31, 2000 (the "Reports"), did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles except that the report for 2001 included an explanatory paragraph emphasizing 1) the Company's limited access to the hospital market and 2) classification of a note payable. During the two most recent fiscal years of the Company ended December 31, 2001, and the interim period through June 24, 2002, there were no disagreements with PWC within the meaning of Instruction 4 of Item 304 of Regulation S-B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter of the disagreements in connection with its Reports and there were no "reportable events" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-B).

         A letter from PWC addressed to the United States Securities and Exchange Commission is included as Exhibit 16 to this current report on Form 8-K. Such letter states that PWC agrees with the statements made by the Company in this Item 4.

         The Board of Directors has authorized and the Company has appointed the firm of Cheshier & Fuller, L.L.P. ("Cheshier & Fuller") to serve as the Company's independent accountants for fiscal year 2002. Cheshier & Fuller's engagement commenced effective as of June 24, 2002. During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through June 24, 2002, the Company did not consult with Cheshier & Fuller regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B. The Company's selection of Cheshier & Fuller was based on their having been the Company's independent accountants prior to PWC and their excellent service during the prior engagement with the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c.   Exhibits

     EXHIBIT NO.   DESCRIPTION
     -----------   -----------

     16. Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    June 28, 2002                      RETRACTABLE TECHNOLOGIES, INC.
                                            (Registrant)

                                            BY: /s/ THOMAS J. SHAW
                                                --------------------------
                                                THOMAS J. SHAW
                                                CHAIRMAN, PRESIDENT, AND
                                                CHIEF EXECUTIVE OFFICER